UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

April 24, 2006

Date of Report (Date of earliest event reported)

HYPERSPACE COMMUNICATIONS, INC.

(Exact Name of Registrant as Specified in Charter)

Colorado	0-115404	84-1577562
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

116 Inverness Drive East, Englewood, Colorado 80111

(Address of principal executive offices)

(303) 566-6500

(Registrant’s telephone number, including are code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

The disclosure in Item 3.02 below is incorporated into this Item 1.01 by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

The disclosure in Item 3.02 below is incorporated into this Item 2.03 by reference.

Item 3.02	Unregistered Sales of Equity Securities.

On April 24, 2006, HyperSpace Communcations, Inc. ("HyperSpace") entered into a Securities Purchase Agreement with Toibb Investment LLC ("Toibb") and Crestview Capital Master, LLC ("Crestview" and, together with Toibb, the "Investors") pursuant to which it sold to the Investors in equal amounts convertible debentures (the "Debentures") for an aggregate of $5,000,000. The Investors also received an aggregate of 1,370,000 warrants to purchase HyperSpace no par value common stock ("Common Stock") for $3.12 per share, the closing price on the American Stock Exchange on the closing date. Toibb received 1,027,500 of such warrants and Crestview received the remaining 342,500 warrants. Each of the Investors has entered into a lock-up agreement pursuant to which they have agreed not to sell any shares of Common Stock until the earlier of (i) June 15, 2006 and (ii) the date on which HyperSpace publicly announces a private placement of Common Stock or Common Stock equivalents resulting in gross proceeds to the company of at least $20,000,000.      HyperSpace is under no obligation to complete any such private placement or other financing, and there can be no assurance that any such private placement or other financing will occur.

The Debentures accrue interest at 10% per annum and the $5,000,000 aggregate principal amount becomes due and payable July 24, 2006. HyperSpace paid the interest for the initial term of the Debentures in 40,064 shares of Common Stock up front at closing. HyperSpace also issued 64,103 shares of Common Stock at closing as payment of an origination fee to the Investors.                 The Debentures are convertible at the option of the holders into shares of Common Stock at an initial conversion price of $3.12 per share, subject to adjustment as set forth in the Debentures. In the event that the Debentures are not repaid on the maturity date, HyperSpace will be in default and the Debentures will begin to accrue interest at a rate of 22% per annum or the maximum amount permitted by law, whichever is less. Except for the initial interest paid in shares of Common Stock at closing, all interest payments must be made in cash. The Debentures contain various customary events of default as well as negative covenants that, among other things, prohibit HyperSpace from incurring additional debt. HyperSpace's Chairman and Chief Executive Officer, John P. Yeros, pledged all of his shares of Common Stock to Crestview as security for the Debentures. HyperSpace is a party to the Pledge and Security Agreement and has covenanted to assist Crestview in transferring such pledged shares after an event of default thereunder.

The Warrants are for a term of 5 years, have an exercise price of $3.12 per share and permit cashless exercise. The exercise price is subject to customary adjustments as set forth therein.             Both the Debentures and the Warrants contain provisions limiting conversion and exercise, as the case may be, in the event that the holder's beneficial ownership of HyperSpace Common Stock would exceed 9.99%.

HyperSpace concurrently entered into a Registration Rights Agreement with the Investors that requires HyperSpace to register all of the Common Stock issued and underlying the securities sold to the Investors. Such registration must be effective 90 days after the date of the agreement (120 days if the registration statement receives a "full review" by the Securities and Exchange Commission). The Registration Rights Agreement contains customary indemnification and contribution provisions.

The Securities Purchase Agreement, a form of Convertible Debenture, a form of Warrant, the Registration Rights Agreement and a form of Lock-up Agreement are filed herewith as Exhibits 2.1, 4.1, 4.2, 4.3 and 4.4, respectively, and all descriptions of such documents included herein are qualified in their entirety by reference to such documents.

The securities were sold in reliance on Section 4(2) of the Securities Act of 1933 (the "Act") and Regulation D thereunder. Each Investor represented that it was an accredited investor within the meaning of the Act and had reviewed all information about HyperSpace necessary to make an informed investment decision.

The transaction documents have been included to provide you with information regarding their terms. The transaction documents contain representations and warranties made by the parties to each other. The assertions embodied in those representations and warranties are qualified by information in confidential disclosure schedules that the parties have exchanged in connection with signing the transaction documents. While HyperSpace does not believe that the disclosure schedules contain information that it is required to disclose pursuant to applicable securities laws, other than information that has already been publicly disclosed, the disclosure schedules do contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the attached transaction documents. Accordingly, you should not rely on the representations and warranties as characterizations of the actual state of facts, since they are modified in important part by the underlying disclosure schedules. These disclosure schedules contain information that has been included in HyperSpace's general prior public disclosures, as well as potential additional non-public information. Moreover, information concerning the subject matter of the representations and warranties may have changed since the date of the transaction documents, which subsequent information may or may not be fully reflected in HyperSpace's public disclosures.

Item 8.01	Other Events

On April 26, 2006, HyperSpace issued a press release regarding the financing described above. A copy of this press release is attached as Exhibit 99.1

Item 9.01	Financial Statements and Exhibits

(c) Exhibits

2.1	Securities Purchase Agreement dated April 24, 2006*
4.1	Form of Convertible Debenture
4.2	Form of Warrant
4.3	Registration Rights Agreement dated April 24, 2006
4.4	Form of Lock-up Agreement
99.1	Press Release issued by HyperSpace Communications, Inc. dated April 26, 2006

____________

* Schedules and similar attachments to the Securities Purchase Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-B. The Registrant will furnish supplementally a copy of any omitted schedule or similar attachment to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HyperSpace Communications, Inc.

Date: April 28, 2006	By: /s/ Mark A. Pougnet Mark A. Pougnet Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
2.1	Securities Purchase Agreement dated April 24, 2006*
4.1	Form of Convertible Debenture
4.2	Form of Warrant
4.3	Registration Rights Agreement dated April 24, 2006
4.4	Form of Lock-up Agreement
99.1	Press Release issued by HyperSpace Communications, Inc. dated April 26, 2006

_____________

* Schedules and similar attachments to the Securities Purchase Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-B. The Registrant will furnish supplementally a copy of any omitted schedule or similar attachment to the Securities and Exchange Commission upon request.